SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                               FORM 8-K/A-2

                              CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




                               April 9, 1999
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                    (Date of earliest event reported)



                          Trans World Gaming Corp.
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            (Exact name of registrant as specified in its charter)


Nevada                             0-25244                 13-3738518
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                          Identification No.)


One Penn Plaza, Suite 1503, New York, New York                    10119-0002
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(Address of principal executive offices)                         (Zip Code)


                               (212) 563-3355
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           (Registrant's telephone number, including area code)


                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)





                             Page 1 of 3 Pages

ITEM 5.  Other Events
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    On March 29, 1999, the Registrant filed a Form 12b-25 with respect to its
Form 10-KSB for the year ended December 31, 1998 pursuant to which the Registrant stated that, due to the difficulties experienced in connection with engaging a new independent accountant, it would not be able to timely file its Form 10-KSB on March 31, 1999. On April 9, 1999, the Registrant filed a Current Report on Form 8-K, which indicated that, based on the accountant's late start and the complexity involved with auditing the Registrant's operations in the U.S., the Czech Republic and Spain, the Registrant then believed that it would be able to file its Form 10-KSB on or before June 1, 1999. On May 14, 1999, the Registrant filed an Amendment to Current Report on Form 8-K/A (the "Amended Form 8-K"), which indicated that due to continuing complications with the audit process, the Registrant believed that it would be able to file its Form 10-KSB on or before June 30, 1999.

    In addition, on May 10, 1999, the Registrant filed a Form 12b-25 with respect to the untimely filing of its Form 10-QSB for the three months ended March 31, 1999 and stated therein that it expected to be able to file said Form 10-QSB within fifteen days following the filing of its Form 10-KSB.
On May 14, 1999, the Registrant filed the Amended Form 8-K which stated that the Registrant believed that it would be able to file its Form 10-QSB for the three months ended March 31, 1999 on or before July 31, 1999.

    The Amended Form 8-K is hereby further amended in order to revise and clarify the Registrant's current timing expectations for the completion of the Registrant's filings.

    Based on discussions with the accountants who have indicated a timing conflict related to obtaining the consents of the Registrant's former accountants, the Registrant currently believes that it will be able to file its Form 10-KSB on or before July 31, 1999 and that it will be able to file its Form 10-QSB for the three months ended March 31, 1999 on or before August 31, 1999.

    Finally, the Registrant anticipates that it will file a Form 12b-25 with the Securities and Exchange Commission on or prior to August 15, 1999 with respect to the expected untimely filing of its Form 10-QSB for the three months ended June 30, 1999. The Registrant expects to be able to file the Form
10-QSB for the three months ended June 30, 1999 on or before September 30, 1999.

                            SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TRANS WORLD GAMING CORP.



Date: June 18, 1999                      By: Dominick J. Valenzano
                                             ----------------------
                                             Dominick J. Valenzano
                                             Chief Financial Officer